Amendment 2 To

DEFERRED COMPENSATION DEFERRAL AND CONVERSION OPTION AGREEMENT

This Agreement (the “Amendment Agreement”) is an amendment to the DEFERRED COMPENSATION DEFERRAL AND CONVERSION OPTION AGREEMENT dated the 27th day of March, 2013 (“Conversion Option Agreement”), by and between PAUL J. TRAVERS ("Executive"), and VUZIX CORPORATION, a Delaware corporation ("Company").

In consideration of the mutual covenants and agreements contained herein and in the Conversion Option Agreement, the parties agree to amend the Conversion Option Agreement effective immediately as follows:

1.	Paragraph 5 (a) (v) of the Conversion Option Agreement as amended currently provides that:

5 (a) (v) Before June 30, 2013, the Company shall have consummated a public offering of its securities as described in its Registration Statement on Form S-1 (File No. 333-185661), as amended.

The Conversion Option Agreement Paragraph 5 (a) (v) is hereby amended to state:

5 (a) (v) Before August 31, 2013, the Company shall have consummated a public offering of its securities as described in its Registration Statement on Form S-1 (File No. 333-185661), as amended.

2.	Paragraph 5 (b) (iii) of the Conversion Option Agreement currently provides that:

5 (b) (iii) Before June 30, 2013, the Company shall have consummated a public offering of its securities as described in its Registration Statement on Form S-1 (File No. 333-185661), as amended.

The Conversion Option Agreement Paragraph 5 (b) (iii) is hereby amended to state:

5 (b) (iii) Before August 31 2013, the Company shall have consummated a public offering of its securities as described in its Registration Statement on Form S-1(File No. 333-185661) , as amended.

3.	All provisions and terms making reference to or subject to the approval of the TSX Venture Exchange (“TSXV”) or listing thereon shall be deleted and removed from the Conversion Agreement and any amendments there to.

4.	All other provisions and terms of the Conversion Option Agreement and any amendments thereto shall remain the in effect in accordance with their original terms.

EXECUTED on this 26th day of July 2013.

Company: Vuzix Corporation	Executive: Paul Travers

By: /s/ Grant Russell	/s/ Paul Travers

Name: Grant Russell	Paul Travers
Title: CFO